UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2014

Item 1. Report to Stockholders.

TYG
LISTED
NYSE

Yield

Growth

Quality

2014 Annual Report

November 30, 2014

Tortoise Energy Infrastructure Corp.

...Steady Wins®

Company at a Glance

Tortoise Energy Infrastructure Corp. (NYSE: TYG) is a pioneering closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs) and their affiliates in the energy infrastructure sector.

Investment Goals: Yield, Growth and Quality

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure MLPs with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us. We also seek distribution growth through timely debt and equity offerings.

TYG seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in us, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 100 MLPs in the market in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in midstream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector, along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

A TYG Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:

■	One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

■	A professional management team, with more than 130 years combined investment experience, to select and manage the portfolio on your behalf;

■	The ability to access investment grade credit markets to enhance stockholder return; and

■	Access to direct placements and other investments not available through the public markets.

December 31, 2014

Dear Fellow Stockholders,

The broad energy sector, including midstream MLPs, had a strong first three quarters of the fiscal year ending Nov. 30, 2014, benefiting from robust volumes of oil and natural gas being produced out of North American shales. However, energy stocks retreated significantly in the fourth quarter as investors reacted to the drop in crude oil prices. As can be the case in the short-term, the market did not necessarily decipher quality and energy-related stocks across the value chain were affected. As such, midstream MLPs also pulled back, but to a lesser extent, as they typically are not directly affected by commodity price volatility and tend to have more steady, fee-based revenues.

Factors pressuring oil prices included increasing global supply, particularly out of Libya, where production had been offline due to political strife, slowing global demand growth and a strengthening U.S. dollar. In addition, during the last week of the fund’s fiscal year, oil prices fell sharply following the Organization of the Petroleum Exporting Countries’ (OPEC) Nov. 27 announcement that it would not cut current crude oil production levels. While this did not have much effect on the fund’s 2014 fiscal year, it did impact its entry into fiscal 2015.

Despite challenges in the energy sector, which emerged as the worst-performing sector for the fiscal year, broader equity market performance was solid during the same period, with the S&P 500 Index® reaching record highs. The U.S. economy expanded during the year, with a steady stream of upbeat economic data reflecting continued healthy domestic growth, although the global economy continued to struggle, with weakness particularly in Europe and Asia.

Master Limited Partnership Sector Review and Outlook

MLPs slightly underperformed the broader market for the fiscal year ending Nov. 30, 2014, with the Tortoise MLP Index® posting a 16.5 percent total return, as compared to the 16.9 percent total return for the S&P 500 Index® for the same period. It also reflects a difficult fourth quarter, during which the Tortoise MLP Index® returned -8.3 percent. Midstream MLPs dramatically outperformed upstream MLPs during the year, as reflected by the Tortoise Midstream MLP Index’s 22.0 percent return compared to the Tortoise Upstream MLP Index’s -18.1 percent return. This midstream relative outperformance was driven largely by the fundamental attributes of midstream MLPs; they own and operate essential, scarce and long-lived assets that fuel our economy and tend to offer recurring, fee-based revenues.

Despite lower crude oil prices, total U.S. crude oil production remained robust, estimated to average 8.6 million barrels per day (MMbbl/d) in 2014, with 2015 production projected to average 9.3 MMbbl/d.1 Natural gas production also was strong, despite lower prices as well, with volumes in 2014 averaging an estimated 70.0 billion cubic feet per day (Bcf/d) for the lower 48 states, and projected to grow an average 3.1 percent in 2015,1 with the Marcellus being the predominant U.S. natural gas basin in this low-price environment. MLP and pipeline companies have remained responsive to infrastructure needs, with new projects coming online. We project capital investment in MLP, pipeline and related organic growth projects from 2014 through 2016 of approximately $135 billion. Based off committed projects underway, we have high visibility to cash flow growth in 2015 and 2016. These capital expenditures are largely already supported by shipper commitments, including crude oil projects to debottleneck along the Gulf Coast refining complex and to add capacity out of the Permian basin. Additionally, there are natural gas projects to relieve takeaway constraints in the Northeast. We believe new projects will continue at a fairly constant pace for natural gas-related projects, but at a slower clip for crude oil-related projects if prices remain low.

Capital markets remained supportive of sector growth during the fiscal year, with MLPs raising approximately $40.9 billion in equity and $36.0 billion in debt offerings. There were 17 new MLP initial public offerings during the fiscal year, totaling approximately $5.7 billion, with five of those occurring in the final fiscal quarter. This activity occurred in each sector of the energy value chain.

Merger and acquisition (M&A) activity was a key driver during the fiscal year, with approximately $85 billion in MLP transactions. In addition, Kinder Morgan Inc.’s (KMI) $70 billion acquisition of three affiliates: Kinder Morgan Energy Partners, L.P. (KMP), Kinder Morgan Management, LLC (KMR) and El Paso Pipeline Partners, L.P. (EPB), consolidated four publicly traded pipeline companies into one entity. All in, the total for all MLP and pipeline transactions was approximately $170 billion in announced deals for the fiscal year.

Fund Performance Review

The fund’s total assets increased from approximately $2.2 billion on Nov. 30, 2013 to $4.4 billion on Nov. 30, 2014. This increase reflects the mergers of TYN and TYY into the fund as of June 23, 2014, net realized and unrealized gains on investments and additional leverage proceeds. The fund’s fiscal 2014 market-based and NAV-based total returns were -2.5 percent and 19.7 percent, respectively (including the reinvestment of distributions). As noted earlier, this performance reflects a difficult fourth fiscal quarter for the energy sector, when the market-based and NAV-based total returns were -4.6 percent and -7.4 percent, respectively.

All in, the fund produced relatively strong NAV performance for the fiscal year. However, we are disappointed with the fund’s stock price performance this year and the resulting discount. The fund’s stock price relative to its NAV went from a premium to a discount over the year, though the discount narrowed in the fourth quarter, ending the fiscal year at a 6.6 percent discount to NAV. We are undertaking some efforts that we believe may help improve investor sentiment and could perhaps continue closing that gap. We continue to believe in the closed-end fund structure and believe TYG is fundamentally well-positioned for the long term, which is particularly relevant in today’s environment. We plan to increase education, communication and outreach emphasizing the benefits of the closed-end fund structure and the long-term attractive risk-reward potential of the fund’s strategy to both existing and potential

(Unaudited)

2014 Annual Report       1

stockholders. We’ll continue to work internally and with the fund board to explore other areas that may benefit market performance while maintaining our long-term, prudent approach to managing the fund.

As a means to help support the fund, we are providing distribution guidance where we are able, to help stockholders better understand our current thinking. As such, we currently expect TYG’s distributions to be at least $2.51 for fiscal year 2015. The fund paid its fourth fiscal quarter distribution of $0.615 per common share ($2.46 annualized) to stockholders on Nov. 28, 2014, an increase of 0.8 percent quarter over quarter and 7.0 percent year over year. The distribution represented an annualized distribution rate of 5.3 percent based on the fund’s fiscal year closing price of $46.10. The distribution payout coverage was 107.0 percent for the fiscal year. For tax purposes, distributions to stockholders for 2014 were 100 percent qualified dividend income.

The completion of the mergers with TYY and TYN provided a number of direct benefits to stockholders, including expenses that are estimated to be approximately $1.1 million lower than they would have been in total on a stand-alone basis through year-end as well as average daily trading volume that has increased from approximately 60,000 shares per day prior to the mergers to over 120,000 shares per day through year-end.

The fund ended the fiscal year with leverage at 21.3 percent of total assets, a slight increase from last year. During the year, we capitalized on the low interest rate environment and additional leverage financing opportunities as a result of the fund mergers, enabling the fund to take advantage of attractive investment opportunities while also lengthening its weighted average maturity and reducing its weighted average leverage cost.

Key Asset Performance Drivers

A number of factors influenced the fund’s absolute and relative asset performance during the fiscal year and the fourth fiscal quarter:

●	Crude oil pipeline MLPs continued to benefit from robust production, with this group emerging as the second-greatest source of both absolute and relative performance for the year. This group retracted in the later months of the year along with declining crude oil prices, on anticipation of decreased growth in volumes. However, the fund’s focus on strategic assets in premier basins helped drive better relative performance.

●	Refined product pipeline MLPs added significantly to absolute performance during the fiscal year as they benefited from strong fundamentals and expected drop down acquisitions. This group also contributed to strong relative performance with an overweight position and astute selection, though it also pulled back in the fourth quarter with the broader energy market.

●	The fund’s stake in natural gas pipeline MLPs that benefited from the increasing need for greater pipeline takeaway capacity added to absolute returns for the fiscal year. However, the fund’s underweight exposure to Kinder Morgan affiliates that continued to perform well following the acquisition detracted on a relative basis, as well as certain holdings with natural gas liquids (NGL) price exposure, which declined along with crude oil prices.

●	Gathering and processing MLPs performed well in absolute terms for the fiscal year due to increased transport of NGLs, although performance was marginally restrained by the fund’s overweight exposure as gathering and processing MLPs did not keep pace with the broader MLP index. However, the fund’s focus on gathering and processing MLPs with fee-based contracts helped, as they fared better in the fourth quarter than those with greater commodity-based fees.

●	As a result of its midstream focus, the fund also benefited on a relative basis from its lack of exposure to upstream MLPs that struggled in the wake of lower crude oil prices in the second half of the year.

Additional information about the fund’s financial performance, distributions and leverage is available in the Key Financial Data and Management’s Discussion sections of this report.

Concluding Thoughts

We remain confident in the long-term fundamentals of the fund’s underlying investments. TYG’s focus on quality midstream MLPs for their attractive attributes has been firmly in place since its inception. We believe a portfolio providing exposure to essential midstream assets that are diversified through both location and the products they transport will help investors through this volatility. We also continue to believe that the fund’s investment focus on quality, sustainable distributions and growth, while not bulletproof, positions the fund to deliver attractive long-term total return potential, anchored in current income. In particular, we remain steadfast in our belief in the long-term investment opportunity TYG offers, despite the current challenges in the energy market.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Infrastructure Corp.

The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships (MLPs). The Tortoise Midstream MLP Index, a sub-index of the Tortoise MLP Index® is comprised of all constituents included in the following sub sectors: Crude Oil Pipelines, Gathering & Processing, Natural Gas Pipelines and Refined Products Pipelines. The Tortoise Upstream MLP Index is comprised of all constituents included in the Tortoise MLP Index’s Coal and Oil & Gas Productions sub sector indices. The S&P 500 Index® is an unmanaged market-value-weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance.

Performance data quoted represents past performance: past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, Dec. 2014

(Unaudited)

2       Tortoise Energy Infrastructure Corp.

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	Year Ended November 30,		2013	2014
	2013	2014(2)	Q4(1)	Q1(1)	Q2(1)	Q3(1)(2)	Q4(1)
Total Income from Investments
Distributions received from master limited partnerships	$102,803	$151,306	$27,024	$26,172	$27,393	$47,266	$50,475
Dividends paid in stock	6,437	5,732	1,597	1,637	1,479	2,040	576
Distributions from common stock	—	358	—	52	71	115	120
Other income	94	—	94	—	—	—	—
Total from investments	109,334	157,396	28,715	27,861	28,943	49,421	51,171
Operating Expenses Before Leverage Costs and
Current Taxes
Advisory fees, net of fees waived	18,770	31,295	4,957	5,119	5,774	10,257	10,145
Other operating expenses	1,396	1,736	349	362	365	533	476
	20,166	33,031	5,306	5,481	6,139	10,790	10,621
Distributable cash flow before leverage costs and current taxes	89,168	124,365	23,409	22,380	22,804	38,631	40,550
Leverage costs(3)	16,078	25,731	4,184	4,691	4,982	7,734	8,324
Current income tax expense(4)	—	—	—	—	—	—	—
Distributable Cash Flow(5)	$73,090	$98,634	$19,225	$17,689	$17,822	$30,897	$32,226

As a percent of average total assets(6)
Total from investments	5.49%	4.73%	5.44%	5.01%	4.73%	4.44%	4.57%
Operating expenses before leverage costs and current taxes	1.01%	0.99%	1.00%	0.99%	1.00%	0.97%	0.95%
Distributable cash flow before leverage costs and current taxes	4.48%	3.74%	4.44%	4.02%	3.73%	3.47%	3.62%
As a percent of average net assets(6)
Total from investments	9.37%	8.57%	9.51%	9.03%	8.43%	7.88%	8.30%
Operating expenses before leverage costs and current taxes	1.73%	1.80%	1.76%	1.78%	1.79%	1.72%	1.72%
Leverage costs and current taxes	1.38%	1.40%	1.39%	1.52%	1.45%	1.23%	1.35%
Distributable cash flow	6.26%	5.37%	6.36%	5.73%	5.19%	4.93%	5.23%

Selected Financial Information
Distributions paid on common stock	$65,089	$92,193	$16,442	$16,643	$16,730	$29,290	$29,530
Distributions paid on common stock per share	2.2850	2.3825	0.5750	0.5775	0.5800	0.6100	0.6150
Distribution coverage percentage for period(7)	112.3%	107.0%	116.9%	106.3%	106.5%	105.5%	109.1%
Net realized gain, net of income taxes, for the period	87,822	159,101	31,391	8,609	5,695	40,013	104,784
Total assets, end of period	2,188,730	4,375,596	2,188,730	2,294,312	2,579,795	4,603,361	4,375,596
Average total assets during period(8)	1,991,026	3,325,114	2,118,177	2,253,941	2,428,481	4,413,179	4,491,025
Leverage(9)	407,600	931,200	407,600	454,000	507,000	832,400	931,200
Leverage as a percent of total assets	18.6%	21.3%	18.6%	19.8%	19.7%	18.1%	21.3%
Net unrealized appreciation, end of period	705,678	804,600	705,678	749,365	907,206	1,095,415	804,600
Net assets, end of period	1,245,761	2,369,068	1,245,761	1,280,942	1,425,918	2,593,513	2,369,068
Average net assets during period(10)	1,167,339	1,837,590	1,211,261	1,251,952	1,361,662	2,489,611	2,473,220
Net asset value per common share	43.36	49.34	43.36	44.41	49.43	54.01	49.34
Market value per share	49.76	46.10	49.76	44.65	48.34	49.00	46.10
Shares outstanding (000’s)	28,733	48,017	28,733	28,844	28,844	48,017	48,017

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Includes amounts from TYY and TYN for the period from June 1, 2014 through June 22, 2014.
(3)	Leverage costs include interest expense, distributions to preferred stockholders, interest rate swap expenses and other recurring leverage expenses.
(4)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(5)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the value of paid-in-kind distributions, premium on redemption of MRP stock, amortization of debt issuance costs, non-recurring merger expenses; decreased by realized and unrealized gains (losses) on interest rate swap settlements and current taxes paid on net investment income; and adjusted for pre-merger DCF from TYY and TYN.
(6)	Annualized for periods less than one full year.
(7)	Distributable Cash Flow divided by distributions paid.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under revolving credit facilities.
(10)	Computed by averaging daily net assets within each period.

2014 Annual Report       3

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Infrastructure Corp.’s (the “Company”) primary investment objective is to seek a high level of total return for our stockholders, with an emphasis on distribution income paid to stockholders. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in master limited partnerships (“MLPs”) through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

The 4th quarter 2014 represented the first full quarter of operations following the mergers of the Company, Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) on June 23, 2014. Comparative financial discussions below are based on 4th quarter 2014 amounts as reflected in the Key Financial Data table compared to the combined amount for TYG, TYY and TYN as reported on each fund’s Key Financial Data table for periods prior to the mergers.

There have been a number of direct benefits to our stockholders as a result of the mergers, including operating cost savings and increased trading liquidity. Expenses since the mergers were completed in June 2014 are estimated to be approximately $1.1 million lower than they would have been in total on a stand-alone basis through the end of November 2014 as a result of reduced management fees, greater economies of scale, and elimination of duplicative expenses. These savings, which are expected to continue into the future, are part of the reason we have increase our quarterly distribution by 6.0 percent since the mergers. In addition, the average daily trading volume of TYG has increased from approximately 60,000 shares per day prior to the mergers to over 120,000 shares per day through November 2014. A final benefit relates to leverage financing, as we have received more attractive terms due to our larger balance sheet.

Market values of our investments increased for the majority of the quarter and we issued additional leverage, leading to slightly higher average total assets during 4th quarter 2014. However, declining market values of our MLP investments at the end of the 4th quarter led to a decrease in total assets of approximately $228 million as compared to the end of the 3rd quarter.

Although average managed assets were higher during the 4th quarter, asset-based fees and other operating expenses decreased after the implementation of a tiered advisory fee schedule following the mergers and elimination of duplicative expenses. Additional leverage utilization and lower market values at the end of the quarter led to higher leverage as a percentage of total assets. Distribution increases from our MLP investments during the quarter were in line with our expectations and we increased our quarterly distribution to $0.615 per share. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions. In determining distributions, our Board of Directors considers a number of current and anticipated factors, including, among others, distributable cash flow (“DCF”), realized and unrealized gains, leverage amounts and rates, current and deferred taxes payable, and potential volatility in returns from our investments and the overall market. While the Board considers many factors in determining distributions to stockholders, particular emphasis is given to DCF and distribution coverage. Distribution coverage is DCF divided by distributions paid to stockholders and is discussed in more detail below. Over the long-term, we expect to distribute substantially all of our DCF to holders of common stock. Our Board of Directors reviews the distribution rate quarterly and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is distributions received from investments, less expenses. The total distributions received from our investments include the amount received by us as cash distributions from investments, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on our net investment income, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of

4       Tortoise Energy Infrastructure Corp.

Management’s Discussion (Unaudited) (Continued)

Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income. Non-recurring expenses related to the mergers are excluded from DCF. For 3rd quarter 2014, our DCF includes DCF from TYY and TYN for the portion of the quarter prior to the mergers (June 1, 2014 through June 22, 2014). A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below in Distributable Cash Flow.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, many crude/refined products and natural gas liquids pipeline companies are regulated and currently benefit from a tariff inflation escalation index of PPI + 2.65 percent. Over the long-term, we believe distributions from our investments will outpace inflation and interest rate increases, and produce positive real returns.

Total distributions received from our investments for the 4th quarter 2014 were approximately $51.2 million, representing a 7.5 percent increase as compared to 4th quarter 2013 and a 3.5 percent increase as compared to 3rd quarter 2014 based on combined distributions received for TYG, TYY and TYN for each respective prior period. These changes reflect increases in per share distribution rates on our investments, the distributions received from additional investments funded from leverage proceeds and the impact of various portfolio trading activity.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 0.95 percent of average total assets for the 4th quarter 2014, a decrease of 0.07 percent as compared to 4th quarter 2013 and a decrease of 0.02 percent as compared to 3rd quarter 2014. Advisory fees for the 4th quarter 2014 decreased 1.1 percent as compared to combined fees for 3rd quarter 2014. The decrease in advisory fees reflects increased average managed assets for the quarter which was more than offset by the implementation of a tiered advisory fee schedule at the time the mergers were completed during 3rd quarter 2014, which serves to reduce the impact of higher managed assets on operating expenses. Under the tiered advisory fee schedule, we pay the Adviser a fee equal to an annual rate of 0.95 percent of the our average monthly managed assets up to $2.5 billion, 0.90 percent of average monthly managed assets between $2.5 billion and $3.5 billion, and 0.85 percent of average monthly managed assets above $3.5 billion, in exchange for the investment advisory services provided. Yields on our investments are currently below their 5-year historical average of approximately 7 percent. All else being equal, if yields on our investments decrease and distributions remain constant or grow, asset values will increase as will our managed assets and advisory fees. Other operating expenses decreased by approximately 10.7 percent as compared to combined expenses for 3rd quarter 2014, which primarily reflects the elimination of duplicative expenses following the mergers.

Leverage costs consist of two major components: (1) the direct interest expense on our senior notes and credit facilities, and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees as well as the realized and unrealized gain or loss on our interest rate swap settlements. Total leverage costs for DCF purposes were approximately $8.3 million for the 4th quarter 2014, an increase of 7.6 percent as compared to combined leverage costs for 3rd quarter 2014 due to increased leverage utilization as well as the impact of refinancing floating rate leverage assumed from TYN in the merger at a slightly higher borrowing cost.

The weighted average annual rate of our leverage at November 30, 2014 was 3.70 percent. This rate includes balances on our bank credit facilities which accrue interest at a variable rate equal to one-month LIBOR plus a fixed spread. We have entered into $110 million notional amount of interest rate swap contracts with an effective date of March 31, 2015 in an attempt to reduce the refinance risk associated with senior notes that mature in April 2015. We also have $20 million notional amount of interest rate swap contracts with The Bank of Nova Scotia. TYG has agreed to pay The Bank of Nova Scotia a fixed rate while receiving a floating rate based upon the one-month LIBOR. The spread between the fixed swap rate and LIBOR is reflected in our Statement of Operations as a realized or unrealized gain when LIBOR exceeds the fixed rate (The Bank of Nova Scotia pays TYG the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR (TYG pays The Bank of Nova Scotia the net difference).

2014 Annual Report       5

Management’s Discussion (Unaudited) (Continued)

The interest rate swap contracts have a weighted average fixed rate of 1.96 percent and a weighted average remaining maturity of approximately 4.8 years at November 30, 2014. See Note 11 in our Notes to Financial Statements for additional information on the interest rate swap contracts.

Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facilities and as our leverage and swaps mature or are redeemed. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow

For 4th quarter 2014, our DCF was approximately $32.2 million, a decrease of 0.3 percent as compared to combined DCF for 4th quarter 2013 and an increase of 4.3 percent as compared to combined DCF for 3rd quarter 2014. These changes are the net result of changes in distributions and expenses as outlined above. We paid a distribution of $0.615 per share, during the quarter. This represents an increase of $0.04 per share (7.0 percent) as compared to 4th quarter 2013 and an increase of $0.005 per share (0.8 percent) as compared to 3rd quarter 2014.

Our distribution coverage ratio was 109.1 percent for 4th quarter 2014, a decrease in the coverage ratio of 7.8 percent as compared to 4th quarter 2013 and an increase of 3.6 percent as compared to 3rd quarter 2014. Our goal is to pay what we believe to be sustainable distributions with any increases safely covered by earned DCF. A distribution coverage ratio of greater than 100 percent provides flexibility for on-going management of the portfolio, changes in leverage costs, the impact of taxes from realized gains and other expenses. An on-going distribution coverage ratio of less than 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions. We expect to allocate a portion of the projected future growth in DCF to increase distributions to stockholders while also continuing to manage distribution coverage to help preserve the sustainability of distributions to stockholders for the years ahead.

Net investment loss, before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year 2014 and 4th quarter 2014 (in thousands):

	FY 2014	4th Qtr 2014
Net Investment Loss, before Income Taxes	$(35,695)	$(13,019)
Adjustments to reconcile to DCF:
Dividends paid in stock	5,732	576
Distributions characterized as return of capital	129,151	44,573
Amortization of debt issuance costs	502	188
Non-recurring expenses related to fund mergers	770	—
Pre-merger DCF from TYY	(1,411)	—
Pre-merger DCF from TYN	(248)	—
Interest rate swap expenses	(167)	(92)
DCF	$98,634	$32,226

Liquidity and Capital Resources

We had total assets of $4.4 billion at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables, if any, and any expenses that may have been prepaid. During 4th quarter 2014, total assets decreased approximately $228 million as compared to total assets at August 31, 2014, primarily due to a decrease in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions) of approximately $339 million, net purchases of approximately $98 million funded through increased leverage utilization, and an increase in receivable for investments sold of approximately $12 million.

Total leverage outstanding at November 30, 2014 was $931.2 million, an increase of $98.8 million as compared to August 31, 2014. Outstanding leverage is comprised of $544.4 million in senior notes, $224.0 million in Mandatory Redeemable Preferred (“MRP”) stock and $162.8 million outstanding under the credit facilities, with 75.0 percent of leverage with fixed rates and a weighted average maturity of 4.8 years including the impact of outstanding interest rate swap contracts. We issued $20 million of senior notes on September 9, 2014 and $49 million of MRP D stock and $45 million of MRP E stock on October 9, 2014. Proceeds from these issuances were used to purchase additional portfolio investments consistent with our investment philosophy and to reduce the balance on our bank credit facilities.

Total leverage represented 21.3 percent of total assets at November 30, 2014, as compared to 18.1 percent as of August 31, 2014 and 18.6 percent as of November 30, 2013. Our leverage as a percent of total assets remains below our long-term target level of 25 percent, allowing the opportunity exists to add leverage when compelling investment opportunities arise. Temporary increases to up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in investment values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facilities) of $768.4 million is comprised of 71 percent private placement debt and 29 percent publicly traded preferred equity with a weighted average rate of 4.15 percent and remaining weighted average laddered maturity of approximately 5.6 years.

We have used leverage to acquire MLPs and common stock consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Notes 8, 9 and 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

6       Tortoise Energy Infrastructure Corp.

Management’s Discussion (Unaudited) (Continued)

Subsequent to year-end, we issued an additional $36 million of MRP D Stock and an additional $35 million of MRP E Stock on December 17, 2014. The proceeds were used to reduce the outstanding balance on our bank credit facilities.

In addition, we issued $40 million of senior notes on December 18, 2014. Tranches of notes include $10 million of Series II Notes which carry a fixed interest rate of 3.22 percent and mature on December 18, 2022, $20 million of Series JJ Notes which carry a fixed interest rate of 3.34 percent and mature on December 18, 2023 and $10 million of Series KK Notes which carry a fixed interest rate of 3.53 percent and mature on December 18, 2025. The proceeds were used to fund the maturity of our Series V Notes in the amount of $39.4 million on December 21, 2014 and to reduce the outstanding balance on our bank credit facilities.

Taxation of our Distributions and Income Taxes

We invest in partnerships that generally have cash distributions in excess of their income for accounting and tax purposes. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits (“E&P”). E&P is primarily comprised of the taxable income from MLPs with certain specified adjustments as reported on annual K-1s, fund operating expenses and net realized gains. If we have E&P, it is first allocated to the preferred shares and then to the common shares.

In the event we have E&P allocated to our common shares, all or a portion of our distribution will be taxable at the Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The QDI rate is variable based on the taxpayer’s taxable income. The portion of our distribution that is taxable may vary for either of two reasons. First, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

E&P for 2014 exceeded total distributions to stockholders. As a result, for tax purposes, distributions to common stockholders for the year ended 2014 were 100 percent qualified dividend income. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of distributions to common stockholders for the year ended 2014 was 100 percent return of capital.

For the fiscal year, we paid no taxes on net investment income as we incurred a net investment loss; however, we anticipate paying approximately $53 million in taxes as a result of net realized gains from portfolio sales. Tax payments can be funded from investment earnings, fund assets or borrowings. Details of our taxes are disclosed in Note 5 in our Notes to Financial Statements.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At November 30, 2014, our investments are valued at $4.36 billion, with an adjusted cost of $2.21 billion. The $2.15 billion difference reflects unrealized gain that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects a net deferred tax liability primarily due to unrealized gains (losses) on investments. At November 30, 2014, the balance sheet reflects a net deferred tax liability of approximately $996.9 million or $20.76 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes.

2014 Annual Report      7

Schedule of Investments November 30, 2014

	Shares	Fair Value
Master Limited Partnerships — 183.3%(1)

Crude/Refined Products Pipelines — 88.9%(1)
United States — 88.9%(1)
Blueknight Energy Partners, L.P.	27,802	$199,618
Buckeye Partners, L.P.	3,436,867	264,191,966
Enbridge Energy Partners, L.P.	5,541,153	207,793,238
Genesis Energy L.P.	657,863	28,965,708
Holly Energy Partners, L.P.	1,886,360	63,476,014
Magellan Midstream Partners, L.P.(2)	4,802,097	398,045,820
MPLX LP	1,496,831	99,404,547
NuStar Energy L.P.	836,150	46,824,400
Oiltanking Partners, L.P.	1,806,646	87,206,802
PBF Logistics LP	205,272	4,686,360
Phillips 66 Partners LP	523,900	32,612,775
Plains All American Pipeline, L.P.	7,219,327	371,434,374
Rose Rock Midstream, L.P.	240,511	12,910,631
Shell Midstream Partners, L.P.	1,247,645	45,563,995
Sunoco Logistics Partners L.P.	6,224,300	299,637,802
Tesoro Logistics LP	2,048,179	117,299,211
Valero Energy Partners LP	598,620	24,974,426
		2,105,227,687
Natural Gas/Natural Gas Liquids Pipelines — 59.1%(1)
United States — 59.1%(1)
Crestwood Midstream Partners LP	2,371,165	47,612,993
Dominion Midstream Partners, LP	759,531	23,583,438
Energy Transfer Equity, L.P.	2,184,000	129,707,760
Energy Transfer Partners, L.P.	3,755,151	244,723,191
Enterprise Products Partners L.P.	6,987,430	260,910,636
EQT Midstream Partners, LP	1,209,766	101,184,828
ONEOK Partners, L.P.	3,714,514	163,735,777
Regency Energy Partners LP	6,040,165	172,084,301
Spectra Energy Partners, LP	2,912,544	157,190,000
Williams Partners L.P.	1,942,275	100,493,309
		1,401,226,233
Natural Gas Gathering/Processing — 35.3%(1)
United States — 35.3%(1)
Access Midstream Partners, L.P.	2,215,134	138,844,599
Antero Midstream Partners LP	769,646	21,311,498
DCP Midstream Partners, LP	2,315,127	110,917,735
EnLink Midstream Partners, LP	2,732,403	76,206,720
MarkWest Energy Partners, L.P.	2,963,595	210,593,061
Summit Midstream Partners, LP	222,900	10,119,660
Targa Resources Partners LP	1,957,445	107,326,709
Western Gas Partners LP	2,256,737	160,070,355
		835,390,337
Total Master Limited Partnerships
(Cost $2,197,052,870)		4,341,844,257

Common Stock — 0.7%(1)

Crude/Refined Products Pipelines — 0.7%(1)
United States — 0.7%(1)
Plains GP Holdings, L.P.	630,662	16,384,599
Natural Gas/Natural Gas Liquids Pipelines — 0.0%(1)
United States — 0.0%(1)
Kinder Morgan, Inc.	1	56
Total Common Stock (Cost $13,452,221)		16,384,655

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.05%(3) (Cost $105,193)	105,193	105,193
Total Investments — 184.0%(1)
(Cost $2,210,610,284)		4,358,334,105
Interest Rate Swap Contracts — (0.1%)(1)
$130,000,000 notional — Unrealized Depreciation(4)		(2,738,807)
Other Assets and Liabilities — (51.4%)(1)		(1,218,127,717)
Senior Notes — (23.0%)(1)		(544,400,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (9.5%)(1)		(224,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$2,369,067,581

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $2,738,807.
(3)	Rate indicated is the current yield as of November 30, 2014.
(4)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

8       Tortoise Energy Infrastructure Corp.

Statement of Assets & Liabilities November 30, 2014

Assets
Investments at fair value (cost $2,210,610,284)	$4,358,334,105
Receivable for investments sold	11,577,138
Prepaid expenses and other assets	5,684,856
Total assets	4,375,596,099
Liabilities
Payable to Adviser	6,739,093
Accrued directors fees and expenses	5,069
Payable for investments purchased	11,406,680
Accrued expenses and other liabilities	6,900,799
Unrealized depreciation of interest rate swap contracts	2,738,807
Current tax liability	50,650,518
Deferred tax liability	996,887,552
Credit facility borrowings	162,800,000
Senior notes	544,400,000
Mandatory redeemable preferred stock ($10.00 liquidation
value per share; 22,400,000 shares outstanding)	224,000,000
Total liabilities	2,006,528,518
Net assets applicable to common stockholders	$2,369,067,581

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 48,016,591 shares issued
and outstanding (100,000,000 shares authorized)	$48,017
Additional paid-in capital	1,194,732,483
Accumulated net investment loss, net of income taxes	(139,527,506)
Undistributed realized gain, net of income taxes	509,214,166
Net unrealized appreciation of investments and interest rate
swap contracts, net of income taxes	804,600,421
Net assets applicable to common stockholders	$2,369,067,581

Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$49.34

Statement of Operations Year Ended November 30, 2014

Investment Income
Distributions from master limited partnerships	$151,263,372
Distributions from common stock	358,516
Less return of capital on distributions	(129,150,657)
Net distributions from investments	22,471,231
Dividends from money market mutual funds	81
Total Investment Income	22,471,312
Operating Expenses
Advisory fees	30,380,708
Administrator fees	539,087
Professional fees	494,426
Merger expenses	423,918
Directors’ fees	206,093
Stockholder communication expenses	183,091
Custodian fees and expenses	144,397
Registration fees	103,232
Fund accounting fees	101,186
Franchise fees	50,702
Stock transfer agent fees	23,192
Other operating expenses	143,375
Total Operating Expenses	32,793,407
Leverage Expenses
Interest expense	19,641,765
Distributions to mandatory redeemable preferred stockholders	4,946,260
Amortization of debt issuance costs	502,227
Other leverage expenses	339,046
Total Leverage Expenses	25,429,298
Total Expenses	58,222,705
Less fees waived by Adviser	(56,006)
Net Expenses	58,166,699
Net Investment Loss, before Income Taxes	(35,695,387)
Deferred tax benefit	11,273,908
Net Investment Loss	(24,421,479)
Realized and Unrealized Gain on Investments
and Interest Rate Swaps
Net realized gain on investments	254,672,591
Net realized loss on interest rate swap settlements	(160,696)
Net realized gain, before income taxes	254,511,895
Current tax expense	(52,981,532)
Deferred tax expense	(42,428,966)
Income tax expense	(95,410,498)
Net realized gain on investments and interest
rate swaps	159,101,397
Net unrealized appreciation of investments	164,777,176
Net unrealized depreciation of interest rate swap contracts	(6,532,129)
Net unrealized appreciation, before income taxes	158,245,047
Deferred tax expense	(59,322,330)
Net unrealized appreciation of investments
and interest rate swap contracts	98,922,717
Net Realized and Unrealized Gain on Investments
and Interest Rate Swaps	258,024,114
Net Increase in Net Assets Applicable to
Common Stockholders Resulting from Operations	$233,602,635

See accompanying Notes to Financial Statements.

2014 Annual Report       9

Statement of Changes in Net Assets Year Ended November 30

	2014	2013
Operations
Net investment loss	$(24,421,479)	$(20,729,523)
Net realized gain on investments and interest rate swaps	159,101,397	87,821,680
Net unrealized appreciation of investments and interest rate swap contracts	98,922,717	203,684,498
Net increase in net assets applicable to common stockholders resulting from operations	233,602,635	270,776,655
Distributions to Common Stockholders
Return of capital	(92,193,217)	(65,088,705)
Capital Stock Transactions
Proceeds from shelf offerings of 86,387 and 339,239 common shares, respectively	4,178,193	15,596,651
Issuance of 19,174,190 common shares in connection with the mergers with Tortoise Energy Capital Corporation and
Tortoise North American Energy Corporation (Note 1)	976,938,241	—
Redemption of 2,063 common shares from fractional shares issued during mergers	(105,111)	—
Underwriting discounts and offering expenses associated with the issuance of common stock	(234,958)	(214,176)
Issuance of 25,236 and 97,255 common shares from reinvestment of distributions to stockholders, respectively	1,120,731	4,269,494
Net increase in net assets applicable to common stockholders from capital stock transactions	981,897,096	19,651,969
Total increase in net assets applicable to common stockholders	1,123,306,514	225,339,919
Net Assets
Beginning of year	1,245,761,067	1,020,421,148
End of year	$2,369,067,581	$1,245,761,067
Accumulated net investment loss, net of income taxes, end of year	$(139,527,506)	$(115,106,027)

See accompanying Notes to Financial Statements.

10       Tortoise Energy Infrastructure Corp.

Statement of Cash Flows Year Ended November 30, 2014

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$151,263,372
Dividends and distributions received from common stock
and money market mutual funds	358,618
Purchases of long-term investments	(712,771,602)
Proceeds from sales of long-term investments	521,026,835
Proceeds from sales of short-term investments, net	283,821
Payments on interest rate swap contracts, net	(160,696)
Interest expense paid	(18,193,701)
Distributions to mandatory redeemable preferred stockholders	(4,322,989)
Other leverage expenses paid	(601,317)
Income taxes paid	(17,759,603)
Operating expenses paid	(32,797,590)
Net cash used in operating activities	(113,674,852)
Cash Flows From Financing Activities
Advances from revolving credit facilities	594,300,000
Repayments on revolving credit facilities	(555,900,000)
Issuance of mandatory redeemable preferred stock	94,000,000
Issuance of senior notes	85,000,000
Maturity of senior notes	(15,000,000)
Debt issuance costs	(1,535,396)
Issuance of common stock	4,178,193
Redemption of common stock	(105,111)
Common stock issuance costs	(190,324)
Distributions paid to common stockholders	(91,072,510)
Net cash provided by financing activities	113,674,852
Net change in cash	—
Cash — beginning of year	—
Cash — end of year	$—
Reconciliation of net increase in net assets applicable
to common stockholders resulting from operations
to net cash used in operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$233,602,635
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash used in operating activities:
Purchases of long-term investments	(702,613,697)
Proceeds from sales of long-term investments	508,356,625
Proceeds from sales of short-term investments, net	283,821
Return of capital on distributions received	129,150,657
Deferred tax expense	90,477,388
Net unrealized appreciation of investments and
interest rate swap contracts	(158,245,047)
Net realized gain on investments	(254,672,591)
Amortization of debt issuance costs	502,227
Changes in operating assets and liabilities:
Decrease in receivable for investments sold	12,670,210
Increase in prepaid expenses and other assets	(2,952)
Decrease in payable for investments purchased	(10,157,905)
Decrease in payable to Adviser, net of fees waived	(150,111)
Increase in current tax liability	35,221,929
Increase in accrued expenses and other liabilities	1,901,959
Total adjustments	(347,277,487)
Net cash used in operating activities	$(113,674,852)
Non-Cash Financing Activities
Issuance of common shares in connection with the
mergers with Tortoise Energy Capital Corporation and
Tortoise North American Energy Corporation	$976,938,241
Reinvestment of distributions by common stockholders
in additional common shares	1,120,731
Total non-cash financing activities	$978,058,972

See accompanying Notes to Financial Statements.

2014 Annual Report       11

Financial Highlights Year Ended November 30

	2014	2013	2012	2011	2010
Per Common Share Data(1)
Net Asset Value, beginning of year	$43.36	$36.06	$33.37	$32.91	$25.53
Income from Investment Operations
Net investment loss(2)	(0.66)	(0.73)	(0.64)	(0.77)	(0.66)
Net realized and unrealized gains on
investments and interest rate swap contracts(2)	9.01	10.27	5.51	3.35	10.10
Total income from investment operations	8.35	9.54	4.87	2.58	9.44
Distributions to Auction Preferred Stockholders
Return of capital	—	—	—	—	(0.01)
Distributions to Common Stockholders
Return of capital	(2.38)	(2.29)	(2.25)	(2.20)	(2.16)
Capital Stock Transactions
Premiums less underwriting discounts and
offering costs on issuance of common stock(3)	0.01	0.05	0.07	0.08	0.11
Net Asset Value, end of year	$49.34	$43.36	$36.06	$33.37	$32.91

Per common share market value, end of year	$46.10	$49.76	$39.17	$39.35	$36.25
Total Investment Return Based on Market Value(4)	(2.54)%	33.77%	5.62%	15.25%	31.58%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of year (000’s)	$2,369,068	$1,245,761	$1,020,421	$925,419	$890,879
Average net assets (000’s)	$1,837,590	$1,167,339	$989,745	$912,567	$782,541
Ratio of Expenses to Average Net Assets
Advisory fees	1.65%	1.61%	1.60%	1.57%	1.53%
Other operating expenses	0.13	0.12	0.13	0.16	0.21
Total operating expenses, before fee waiver	1.78	1.73	1.73	1.73	1.74
Fee waiver(5)	(0.00)	(0.00)	(0.01)	(0.01)	—
Total operating expenses	1.78	1.73	1.72	1.72	1.74
Leverage expenses(6)	1.38	1.59	1.67	1.75	2.11
Income tax expense(7)	7.81	14.05	8.37	4.63	17.89
Total expenses	10.97%	17.37%	11.76%	8.10%	21.74%

See accompanying Notes to Financial Statements.

12       Tortoise Energy Infrastructure Corp.

Financial Highlights (Continued) Year Ended November 30

	2014	2013	2012	2011	2010
Ratio of net investment loss to average net assets
before fee waiver(6)	(1.33)%	(1.78)%	(1.82)%	(2.32)%	(2.23)%
Ratio of net investment loss to average net assets
after fee waiver(6)	(1.33)%	(1.78)%	(1.81)%	(2.31)%	(2.23)%
Portfolio turnover rate	15.33%	13.40%	12.86%	17.70%	10.26%
Credit facility borrowings, end of year (000’s)	$162,800	$27,600	$63,400	$47,900	$38,200
Senior notes, end of year (000’s)	$544,400	$300,000	$194,975	$194,975	$169,975
Preferred stock, end of year (000’s)	$224,000	$80,000	$73,000	$73,000	$73,000
Per common share amount of senior notes
outstanding, end of year	$11.34	$10.44	$6.89	$7.03	$6.28
Per common share amount of net assets, excluding
senior notes, end of year	$60.68	$53.80	$42.95	$40.40	$39.19
Asset coverage, per $1,000 of principal amount of
senior notes and credit facility borrowings(8)	$4,667	$5,047	$5,232	$5,111	$5,630
Asset coverage ratio of senior notes and
credit facility borrowings(8)	467%	505%	523%	511%	563%
Asset coverage, per $10 liquidation value per share
of mandatory redeemable preferred stock(9)	$35	$41	$41	$39	$42
Asset coverage ratio of preferred stock(9)	354%	406%	408%	393%	417%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2013, 2012, 2011, and 2010 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2014. Represents the premium on the shelf offerings of $0.06 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2013. Represents the premium on the shelf offerings of $0.08 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2012. Represents the premium on the shelf offerings of $0.09 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2011. Represents the premium on the shelf offerings of $0.25 per share, less the underwriting and offering costs of $0.14 per share for the year ended November 30, 2010.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(5)	Less than 0.01% for the years ended November 30, 2014 and November 30, 2013.
(6)	The expense ratios and net investment loss ratios do not reflect the effect of distributions to auction preferred stockholders.
(7)	For the year ended November 30, 2014, the Company accrued $52,981,532 for current income tax expense and $90,477,388 for net deferred income tax expense. For the year ended November 30, 2013, the Company accrued $23,290,478 for net current income tax expense and $140,745,675 for net deferred income tax expense. For the year ended November 30, 2012, the Company accrued $16,189,126 for current income tax expense and $66,613,182 for net deferred income tax expense. For the year ended November 30, 2011, the Company accrued $8,950,455 for current income tax expense and $33,248,897 for net deferred income tax expense. For the year ended November 30, 2010, the Company accrued $984,330 for current income tax expense and $139,019,876 for net deferred income tax expense.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the year.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the year.

See accompanying Notes to Financial Statements.

2014 Annual Report       13

Notes to Financial Statements November 30, 2014

1. Organization

Tortoise Energy Infrastructure Corporation (the “Company”) was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYG.”

Pursuant to a plan of merger approved by the stockholders of each of the Company, Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”), the Company acquired all of the net assets of TYY ($766,488,956) and TYN ($210,449,285) on June 23, 2014 and is the accounting survivor of the mergers. A total of 20,072,262 shares of common stock of TYY were exchanged for 15,043,739 shares of common stock of the Company immediately after the closing date. A total of 6,316,079 shares of common stock of TYN were exchanged for 4,130,451 shares of common stock of the Company immediately after the closing date. These mergers qualified as tax-free reorganizations under Section 368(a)(1)(C) of the Internal Revenue Code. TYY’s net assets included $718,750,155 of net unrealized appreciation on investments and $33,507,606 of accumulated net realized gain on investments. TYN’s net assets included $148,701,368 of net unrealized appreciation of investments and $10,257,163 of accumulated net realized gain on investments. The aggregate net assets of the Company prior to the mergers totaled $1,469,645,683 and following the mergers the combined net assets of the Company totaled $2,446,583,924.

Assuming the mergers of TYY and TYN with and into the Company had been completed on December 1, 2013, the combined pro forma results in the Statement of Operations during the year ended November 30, 2014 would be as follows: net investment loss of $(32,685,001), net realized gain on investments and interest rate swaps of $186,798,444, net unrealized appreciation of investments and interest rate swap contracts of $239,792,532 and net increase in net assets applicable to common stockholders resulting from operations of $393,905,975.

Because the combined entities have been managed as a single integrated entity since the mergers were completed, it is not practicable to separate the amounts of revenue and earnings of TYY and TYN that have been included in the Company’s Statement of Operations since June 22, 2014.

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures. The Company did not hold any restricted securities as of November 30, 2014.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from

14       Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Continued)

the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

During the year ended November 30, 2014, the Company reallocated the amount of 2013 investment income and return of capital it recognized based on the 2013 tax reporting information received from the individual MLPs. This reclassification amounted to an increase in pre-tax net investment income of approximately $7,257,000 or $0.151 per share ($4,575,000 or $0.095 per share, net of deferred tax expense), a decrease in unrealized appreciation of investments of approximately $6,033,000 or $0.126 per share ($3,803,000 or $0.079 per share, net of deferred tax benefit), and a decrease in realized gains of approximately $1,224,000 or $0.025 per share ($772,000 or $0.016 per share, net of deferred tax benefit) for the year ended November 30, 2014.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Company’s distributions to common stockholders for the year ended November 30, 2014 were 100 percent qualified dividend income. For book purposes, the source of the Company’s distributions to common stockholders for the year ended November 30, 2014 was 100 percent return of capital.

Distributions to mandatory redeemable preferred (“MRP”) B and MRP C stockholders are accrued daily based on a fixed annual rate and paid on the first business day of each month. Distributions to MRP D and MRP E stockholders are accrued daily based on a fixed annual rate and paid semi-annually. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to MRP stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Company’s distributions to MRP stockholders for the year ended November 30, 2014 were 100 percent qualified dividend income. For book purposes, the source of the Company’s distributions to MRP stockholders for the year ended November 30, 2014 was 100 percent return of capital.

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

The Company invests its assets primarily in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common stock is charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter discounts and commissions) of $193,176 related to the issuance of common stock were recorded to additional paid-in capital during the year ended November 30, 2014. Debt issuance costs related to senior notes and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding. Capitalized costs (excluding underwriter commissions) were reflected during the year ended November 30, 2014 for the Series U Notes ($55,602) that were issued in April and May 2014, the Series HH Notes ($45,279) that were issued in September 2014 and for the MRP D Shares ($61,435) and MRP E Shares ($57,866) that were issued in October 2014. On June 23, 2014, the Company assumed all liabilities of TYY, including outstanding senior notes. For the acquired Notes, capitalized costs (excluding underwriter commissions) were reflected during the year ended November 30, 2014 for the Series V Notes ($7,717), Series W Notes ($2,448), Series X Notes ($2,448), Series Y Notes ($2,448), Series Z Notes ($2,448), Series AA Notes ($1,959), Series BB Notes ($2,350), Series CC Notes ($2,938), Series DD Notes ($2,546), Series EE Notes ($979), Series FF Notes ($1,959), and Series GG Notes ($5,820). In addition, offering costs recorded during the fiscal year ended November 30, 2013 were reduced for the Series R Notes ($1,248), Series S Notes ($459) and Series T Notes ($1,248) and increased for the Series M Notes ($187), Series N Notes ($144), Series O Notes ($216), Series P Notes ($173), Series Q Notes ($144) and MRP C Shares ($6,440) during the year ended November 30, 2014.

G. Derivative Financial Instruments

The Company uses derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statement of Assets & Liabilities. Cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2014 Annual Report       15

Notes to Financial Statements (Continued)

3. Concentration Risk

Under normal circumstances, the Company intends to invest at least 90 percent of its total assets in securities of energy infrastructure companies, and to invest at least 70 percent of its total assets in equity securities of MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 25 percent of its assets in debt securities, which may include below investment grade securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). For the period from December 1, 2013 through June 22, 2014, the Company paid the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. On June 23, 2014, the Company entered into an amendment to its Investment Advisory Agreement with the Adviser. Under the terms of the amendment, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly Managed Assets up to $2,500,000,000, 0.90 percent of average monthly Managed assets between $2,500,000,000 and $3,500,000,000, and 0.85 percent on average monthly Managed Assets above $3,500,000,000, in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the at-the-market equity program for a six month period following the date of issuance. The waived fees are not subject to recapture by the Adviser.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the remaining balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment and cash purchase plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2014, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$2,963,537
AMT credit	1,117,941
State of Kansas credit	4,055
4,085,533
Deferred tax liabilities:
Basis reduction of investment in MLPs	208,176,263
Net unrealized gains on investment securities	792,796,822
1,000,973,085
Total net deferred tax liability	$996,887,552

At November 30, 2014, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to the Company’s estimates of future taxable income will be made in the period such determination is made. The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of November 30, 2014, the Company had no uncertain tax positions and no penalties and interest were accrued. The Company does not expect any change to its unrecognized tax positions in the twelve months subsequent to November 30, 2014. Tax years subsequent to the year ending November 30, 2003 remain open to examination by federal and state tax authorities. Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and net realized and unrealized gains on investments for the year ended November 30, 2014, as follows:

Application of statutory income tax rate	$131,971,544
State income taxes, net of federal tax benefit	7,390,406
Change in deferred tax liability due to change in overall tax rate	1,731,887
Permanent differences	2,365,083
Total income tax expense	$143,458,920

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the year, the Company re-evaluated its blended state income tax rate, decreasing the overall rate from 37.07 percent to 36.96 percent due to anticipated state apportionment of income and gains.

16       Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Continued)

For the year ended November 30, 2014, the components of income tax expense include the following:

Current tax expense
Federal	$48,639,814
State	3,974,780
AMT	366,938
Total current tax expense	52,981,532
Deferred tax expense
Federal	85,679,345
State (net of federal tax benefit)	4,798,043
Total deferred tax expense	90,477,388
Total income tax expense	$143,458,920

The Company acquired all of the net assets of TYY and TYN on June 23, 2014 in a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code (“IRC”). Net operating losses acquired from TYY and TYN were utilized subject to limitations under Section 382 of IRC, which limit tax attributes subsequent to ownership changes. As of November 30, 2014, the Company had net operating losses for federal income tax purposes of approximately $6,578,000 from TYN, which is subject to such limitations. The net operating losses may be carried forward for 20 years. If not utilized, these net operating losses will expire in the years ending November 30, 2026 and November 30, 2027. As of November 30, 2014, an AMT credit of $1,117,941 was available, which may be credited in the future against regular income tax. This credit may be carried forward indefinitely.

As of November 30, 2014, the aggregate cost of securities for federal income tax purposes was $1,647,362,817. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $2,713,148,015, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $2,176,727 and the net unrealized appreciation was $2,710,971,288.

6. Fair Value of Financial Instruments

Various inputs are used in determining the fair value of the Company’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 –	quoted prices in active markets for identical investments

Level 2 –	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 –	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of November 30, 2014. These assets are measured on a recurring basis.

	Fair Value at
Description	November 30, 2014	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$16,384,655	$16,384,655	$—	$—
Master Limited Partnerships(a)	4,341,844,257	4,341,844,257	—	—
Other Securities:
Short-Term Investment(b)	105,193	105,193	—	—
Total Assets	$4,358,334,105	$4,358,334,105	$—	$—

Liabilities
Interest Rate Swap Contracts	$2,738,807	$—	$2,738,807	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at November 30, 2014.

The Company did not hold any Level 3 securities during the year ended November 30, 2014. The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels during the year ended November 30, 2014.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

7. Investment Transactions

For the year ended November 30, 2014, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $702,613,697 and $508,356,625 (excluding short-term debt securities), respectively.

2014 Annual Report       17

Notes to Financial Statements (Continued)

8. Senior Notes

The Company has $544,400,000 aggregate principal amount of private senior notes (collectively, the “Notes”) outstanding at November 30, 2014. During the year ended November 30, 2014, the Company issued Notes with an aggregate principal amount of $85,000,000. Additional amounts of Series R ($12,500,000), Series S ($5,000,000) and Series T Notes ($12,500,000) were issued on January 22, 2014. Series U Notes were issued on April 17, 2014 in the amount of $20,000,000 and on May 8, 2014 in the amount of $15,000,000. Series HH Notes were issued on September 9, 2014 in the amount of $20,000,000. The Company’s Series H Notes with a notional amount of $15,000,000 and a floating interest rate based on 3-month LIBOR plus 1.35 percent were paid in full upon maturity on May 12, 2014. The average interest rate on Series H Notes during the period from December 1, 2013 through May 12, 2014 was 1.59 percent. As part of the merger with TYY on June 23, 2014, the Company assumed the following private senior notes issued by TYY, details of which are included in the table below: Series V, Series W, Series X, Series Y, Series Z, Series AA, Series BB, Series CC, Series DD, Series EE, Series FF, and Series GG Notes.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2014, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of the Series Q, Series U, Series EE, Series GG, and Series HH Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the table below are Level 2 valuations within the fair value hierarchy. The following table shows the maturity date, interest rate, payment frequency, notional/carrying amount and estimated fair value for each series of Notes outstanding at November 30, 2014.

	Maturity	Interest		Payment	Notional/Carrying	Estimated
Series	Date	Rate		Frequency	Amount	Fair Value
Series E	April 10, 2015	6.11%		Quarterly	$110,000,000	$112,857,616
Series G	December 21, 2016	5.85%		Quarterly	30,000,000	32,845,207
Series I	May 12, 2018	4.35%		Quarterly	10,000,000	10,726,947
Series J	December 19, 2019	3.30%		Semi-Annual	15,000,000	15,643,836
Series K	December 19, 2022	3.87%		Semi-Annual	10,000,000	10,669,269
Series L	December 19, 2024	3.99%		Semi-Annual	20,000,000	21,461,453
Series M	September 27, 2017	2.75%		Semi-Annual	13,000,000	13,320,082
Series N	September 27, 2018	3.15%		Semi-Annual	10,000,000	10,349,805
Series O	September 27, 2020	3.78%		Semi-Annual	15,000,000	15,846,639
Series P	September 27, 2023	4.39%		Semi-Annual	12,000,000	13,155,957
Series Q	September 27, 2018	1.58	%(1)	Quarterly	10,000,000	10,000,000
Series R	January 22, 2022	3.77%		Semi-Annual	25,000,000	26,424,078
Series S	January 22, 2023	3.99%		Semi-Annual	10,000,000	10,722,994
Series T	January 22, 2024	4.16%		Semi-Annual	25,000,000	27,133,656
Series U	April 17, 2019	1.58	%(2)	Quarterly	35,000,000	35,000,000
Series V	December 21, 2014	6.07%		Quarterly	39,400,000	39,969,948
Series W	June 15, 2016	3.88%		Quarterly	12,500,000	13,048,998
Series X	June 15, 2018	4.55%		Quarterly	12,500,000	13,597,320
Series Y	June 14, 2020	2.77%		Semi-Annual	12,500,000	12,638,413
Series Z	June 14, 2021	2.98%		Semi-Annual	12,500,000	12,660,102
Series AA	June 14, 2025	3.48%		Semi-Annual	10,000,000	10,259,799
Series BB	September 27, 2017	2.75%		Semi-Annual	12,000,000	12,295,461
Series CC	September 27, 2019	3.48%		Semi-Annual	15,000,000	15,661,582
Series DD	September 27, 2022	4.21%		Semi-Annual	13,000,000	14,054,019
Series EE	September 27, 2018	1.58	%(3)	Quarterly	5,000,000	5,000,000
Series FF	November 20, 2023	4.16%		Semi-Annual	10,000,000	10,717,976
Series GG	April 17, 2019	1.58	%(4)	Quarterly	20,000,000	20,000,000
Series HH	September 9, 2019	1.53	%(5)	Quarterly	20,000,000	20,000,000
					$544,400,000	$566,061,157

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35 percent. The current rate is effective for the period from September 27, 2014 through December 27, 2014. The weighted-average interest rate for the year ended November 30, 2014 was 1.59 percent.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35 percent. The current rate is effective for the period from October 17, 2014 through January 20, 2015. The weighted-average interest rate for the period from April 17, 2014 (date of issuance) through November 30, 2014 was 1.58 percent.
(3)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35 percent. The current rate is effective for the period from September 27, 2014 through December 27, 2014. The weighted-average interest rate for the period from June 23, 2014 (date of acquisition) through November 30, 2014 was 1.58 percent.
(4)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35 percent. The current rate is effective for the period from October 17, 2014 through January 20, 2015. The weighted-average interest rate for the period from June 23, 2014 (date of acquisition) through November 30, 2014 was 1.58 percent.
(5)	Floating rate resets each quarter based on 3-month LIBOR plus 1.30 percent. The current rate is effective for the period from September 9, 2014 through December 9, 2014. The weighted-average interest rate for the period from September 9, 2014 (date of issuance) through November 30, 2014 was 1.53 percent.

18       Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Continued)

9. Preferred Stock

The Company has 65,000,000 shares of preferred stock authorized. The Company has 22,400,000 shares of Mandatory Redeemable Preferred (“MRP”) Stock outstanding at November 30, 2014. The MRP C Stock was issued at the time of the merger of TYY into the Company and replaced the outstanding TYY MRP C Stock with identical terms. The Company issued 4,900,000 shares of MRP D Stock on October 9, 2014 and has entered into an agreement to issue an additional 3,600,000 shares of MRP D Stock on December 17, 2014. The Company issued 4,500,000 shares of MRP E Stock on October 9, 2014 and has entered into an agreement to issue an additional 3,500,000 shares of MRP E Stock on December 17, 2014. The MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. The MRP B Stock and MRP C Stock pay cash distributions on the first business day of each month and trade on the NYSE under the symbol “TYG Pr B” and “TYG Pr C”, respectively. Holders of the MRP D Stock and MRP E Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The MRP D Stock and MRP E Stock are not listed on any exchange or automated quotation system.

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

At November 30, 2014, the estimated fair value of the MRP B and C Stock are based on the closing market price of $9.61 and $10.35 respectively, per share and are Level 1 valuations within the fair value hierarchy. The estimated fair value of the MRP D Stock and MRP E Stock was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of the MRP D Stock and MRP E Stock are Level 2 valuations within the fair value hierarchy. The following table shows the mandatory redemption date, fixed rate, number of shares outstanding, aggregate liquidation preference and estimated fair value as of November 30, 2014.

				Aggregate
	Mandatory	Fixed	Shares	Liquidation	Estimated
Series	Redemption Date	Rate	Outstanding	Preference	Fair Value
MRP B Stock	December 31, 2027	4.375%	8,000,000	$80,000,000	$76,880,000
MRP C Stock	May 1, 2018	3.950%	5,000,000	50,000,000	51,750,000
MRP D Stock	December 17, 2021	4.010%	4,900,000	49,000,000	49,925,903
MRP E Stock	December 17, 2024	4.340%	4,500,000	45,000,000	46,424,276
				$224,000,000	$224,980,179

The MRP Stock is redeemable in certain circumstances at the option of the Company. The MRP B Stock has an optional redemption feature allowing the Company to redeem all or a portion of the stock after December 31, 2015 and on or prior to December 31, 2016 at $10.10 per share. Any optional redemption after December 31, 2016 and on or prior to December 31, 2017 will be at $10.05 per share. Any redemption after December 31, 2017 will be at the liquidation preference amount of $10.00 per share. The MRP C Stock has an optional redemption feature allowing the Company to redeem all or a portion of the stock after May 1, 2014 and on or prior to May 1, 2015 at $10.05 per share. Any redemption after May 1, 2015 will be at the liquidation preference amount of $10.00 per share. The MRP D and MRP E Stock may be redeemed prior to maturity, subject to payment of any applicable make-whole amounts.

Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At November 30, 2014, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

10. Credit Facilities

The Company has a $157,500,000 unsecured, revolving credit facility that matures on June 15, 2015. U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. The capacity of the credit facility was increased from $107,500,000 to $157,500,000 on June 23, 2014. Outstanding balances generally accrue interest at a variable annual rate equal to one-month LIBOR plus 1.125 percent and unused portions of the credit facility accrue a non-usage fee equal to an annual rate of 0.15 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the year ended November 30, 2014 was approximately $77,400,000 and 1.28 percent, respectively. At November 30, 2014, the principal balance outstanding was $102,800,000 at an interest rate of 1.28 percent.

The Company also has a $100,000,000 unsecured, revolving credit facility with Scotia Bank, N.A. that matures on June 23, 2016. Outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.20 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.15 percent. The non-usage fee is waived if the outstanding balance on the facility is at least $60,000,000.

The average principal balance and interest rate for the period during which the credit facility was utilized during the year ended November 30, 2014 was approximately $60,000,000 and 1.35 percent, respectively. At November 30, 2014, the principal balance outstanding was $60,000,000 at an interest rate of 1.36 percent.

Under the terms of the credit facilities, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At November 30, 2014, the Company was in compliance with the terms of each credit facility.

2014 Annual Report       19

Notes to Financial Statements (Continued)

11. Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the net assets of the Company falling below $450,000,000, the net asset value of the Company declining 50 percent during a span of 12 months, or the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding debt, then the Company could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. The Company segregates a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts. On June 23, 2014, the Company assumed interest rate swaps with a notional value of $25,000,000 in the merger with TYN. Details of the interest rate swap contracts outstanding as of November 30, 2014, are as follows:

				Fixed Rate
				Paid by	Floating Rate
	Effective	Maturity	Notional	the	Received by	Unrealized
Counterparty	Date	Date	Amount	Company	the Company	Depreciation
The Bank of Nova Scotia	09/02/2011	09/02/2016	$5,000,000	1.258%	1-month U.S. Dollar LIBOR	$(65,788)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2018	15,000,000	1.465%	3-month U.S. Dollar LIBOR	(70,995)
The Bank of Nova Scotia	09/02/2011	09/02/2018	5,000,000	1.815%	1-month U.S. Dollar LIBOR	(100,859)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2020	15,000,000	2.006%	3-month U.S. Dollar LIBOR	(131,805)
The Bank of Nova Scotia	09/02/2011	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	(308,080)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2022	25,000,000	2.396%	3-month U.S. Dollar LIBOR	(418,875)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2023	15,000,000	2.555%	3-month U.S. Dollar LIBOR	(335,445)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2025	40,000,000	2.803%	3-month U.S. Dollar LIBOR	(1,306,960)
			$130,000,000			$(2,738,807)

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Company’s leverage.

The unrealized depreciation of interest rate swap contracts in the amount of $6,532,129 for the year ended November 30, 2014 is included in the Statement of Operations. Cash settlement payments under the terms of the interest rate swap contracts in the amount of $160,696 are recorded as realized losses for the year ended November 30, 2014. The total notional amount of all open swap agreements at November 30, 2014 is indicative of the volume of this derivative type for the year ended November 30, 2014.

The following table presents a gross presentation, the effects of offsetting, and a net presentation of the Company’s interest rate swap contracts at November 30, 2014.

Net Amounts
		Gross Amounts	of Liabilities	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of Assets
	Amounts of	Statement	the Statement	& Liabilities
	Recognized	of Assets &	of Assets &	Financial	Cash Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Received	Amount
Interest Rate Swap
Contracts	$2,738,807	$—	$2,738,807	$—	$—	$2,738,807

12. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 48,016,591 shares outstanding at November 30, 2014. Transactions in common stock for the year ended November 30, 2014, were as follows:

Shares at November 30, 2013	28,732,841
Shares issued through mergers with TYY and TYN	19,174,190
Redemption of fractional shares issued through mergers	(2,063)
Shares sold through shelf offerings	86,387
Shares issued through reinvestment of distributions	25,236
Shares at November 30, 2014	48,016,591

13. Subsequent Events

The Company issued an additional $36,000,000 of MRP D Stock and $35,000,000 of MRP E Stock on December 17, 2014.

On December 18, 2014, the Company issued $10,000,000 of Series II Notes which carry a fixed interest rate of 3.22 percent and mature on December 18, 2022, $20,000,000 of Series JJ Notes which carry a fixed interest rate of 3.34 percent and mature on December 18, 2023 and $10,000,000 of Series KK Notes which carry a fixed interest rate of 3.53 percent and mature on December 18, 2025.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

20       Tortoise Energy Infrastructure Corp.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise Energy Infrastructure Corporation

We have audited the accompanying statement of assets and liabilities of Tortoise Energy Infrastructure Corporation (the Company), including the schedule of investments, as of November 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Energy Infrastructure Corporation at November 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 21, 2015

2014 Annual Report       21

Company Officers and Directors (Unaudited) November 30, 2014

	Position(s) Held with		Number of	Other Public
	Company, Term of		Portfolios in Fund	Company
	Office and Length of		Complex Overseen	Directorships
Name and Age*	Time Served(1)	Principal Occupation During Past Five Years	by Director(2)	Held
Independent Directors**
Rand C. Berney (Born 1955)	Class II director; Director since 2014

Executive-in-Residence and Professor for Professional Financial Planning course and Professional Ethics course, College of Business Administration, Kansas State University since 2012; formerly Senior Vice President of Corporate Shares Services of ConocoPhillips (2009-2012); Vice President and Controller of ConocoPhillips (2002-2009); Vice President and Controller of Phillips Petroleum Company (1997-2009); Member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants.

			5	None

Conrad S. Ciccotello (Born 1960)	Class I director; Director since 2003	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	5	CorEnergy Infrastructure Trust, Inc.

Charles E. Heath (Born 1942)	Class II director; Director since 2003	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	5	CorEnergy Infrastructure Trust, Inc.

(1)	Class I directors have a term ending in 2017, Class II directors have a term ending in 2015, and Class III directors have a term ending in 2016.
(2)	This number includes Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”) and the Company. Our Adviser also serves as the investment adviser to TPZ, NTG, TTP and NDP.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
**

Effective January 1, 2015, Ms. Alexandra Herger joined the Company’s Board of Directors as a Class III independent director. Ms. Herger also joined the Board of Directors of each of TPZ, NTG, TTP and NDP. Ms. Herger was born in 1957. Ms. Herger most recently served as interim vice president of exploration for Marathon Oil prior to her retirement in 2014. Previously she served as director of international exploration and new ventures for Marathon Oil from 2008 to 2014, and in various positions with Shell Exploration and Production Co. between 2002 and 2008. Ms. Herger also held positions at Enterprise Oil and Hess Corp., and began her career at Exxon Corp. where she held various onshore U.S., offshore Gulf of Mexico, and international assignments in exploration, production and planning departments. Ms. Herger is a member of the Society of Exploration Geophysicists, the American Association of Petroleum Geologists, the Houston Geological Society and the Southeast Asia Petroleum Exploration Society. Ms. Herger has been a member of the 2010 Leadership Texas/Foundation for Women’s Resources since 2010. Ms. Herger is also a director of Panoro Energy ASA, an international independent oil and gas company listed on the Oslo Stock Exchange.

22       Tortoise Energy Infrastructure Corp.

Company Officers and Directors (Unaudited) (Continued) November 30, 2014

	Position(s) Held with		Number of	Other Public
	Company, Term of		Portfolios in Fund	Company
	Office and Length of		Complex Overseen	Directorships
Name and Age*	Time Served(1)	Principal Occupation During Past Five Years	by Director(2)	Held
Interested Directors and Officers(3)
H. Kevin Birzer (Born 1959)	Class III director; Director and Chairman of the Board since 2003

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of TPZ, NTG, TTP and NDP since its inception and of each of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) from its inception until its merger into TYG effective June 23, 2014; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011. CFA designation since 1988.

			5	None

Terry Matlack (Born 1956)	Class I director; Chief Executive Officer since 2011; Director since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director of each of the Company, TYY, TYN, TPZ, and TTO from its inception to September 15, 2009; Director of each of TPZ, NTG, TTP and NDP since November 12, 2012, and of each of TYY and TYN from November 12, 2012 to June 23, 2014; Chief Executive Officer of NTG since 2010, of TPZ since May 2011, of each of TTP and NDP since its inception, and of each of TYY and TYN from May 2011 to June 23, 2014; Chief Financial Officer of each of the Company, TYY, TYN and TPZ from its inception to May 2011, and of TTO from its inception to June 2012. CFA designation since 1985.

			5	None

P. Bradley Adams (Born 1960)	Chief Financial Officer since 2011

Managing Director of the Adviser since January 2013; Director of Financial Operations of the Adviser from 2005 to January 2013; Chief Financial Officer of NTG since 2010, of TPZ since May 2011, of each of TTP and NDP since its inception, and of each of TYY and TYN from May 2011 to June 23, 2014; Assistant Treasurer of each of the Company, TYY and TYN from November 2005 to May 2011, of TPZ from its inception to May 2011, and of TTO from its inception to June 2012.

			N/A	None

Zachary A. Hamel (Born 1965)	President since 2011

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012. President of NTG since 2010, of TPZ since May 2011, of each of TTP and NDP since its inception, and of TYY from May 2011 to June 23, 2014; Senior Vice President of TYY from 2005 to May 2011, of the Company from 2007 to May 2011, of TYN from 2007 to June 23, 2014, of TPZ from its inception to May 2011 and of TTO from 2005 through November 2011. CFA designation since 1998.

			N/A	None

Kenneth P. Malvey (Born 1965)	Senior Vice President since 2007; Treasurer since 2005

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012. Treasurer of each of TPZ, NTG, TTP and NDP since its inception, of each of TYY and TYN from 2005 to June 23, 2014, and of TTO from 2005 through November 2011; Senior Vice President of TYN from 2007 to June 23, 2014, of TYY from 2005 to June 23, 2014, of each of TPZ, NTG, TTP and NDP since its inception, and of TTO from 2005 through November 2011. CFA designation since 1996.

			N/A	None

David J. Schulte (Born 1961)	Senior Vice President since 2011

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; President and Chief Executive Officer of each of the Company, TYY and TPZ from its inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO (now CORR) since 2005 and President from 2005 to April 2007 and since June 2012; Senior Vice President of NTG since 2010, of TPZ since May 2011, of each of TTP and NDP since its inception, and of each of TYY and TYN from May 2011 to June 23, 2014. CFA designation since 1992.

			N/A	CorEnergy Infrastructure Trust, Inc. (“CORR”)

(1)	Class I directors have a term ending in 2017, Class II directors have a term ending in 2015, and Class III directors have a term ending in 2016. Officers are elected annually.
(2)	This number includes TPZ, NTG, TTP, NDP and the Company. Our Adviser also serves as the investment adviser to TPZ, NTG, TTP and NDP.
(3)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

2014 Annual Report       23

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the year ended November 30, 2014, the aggregate compensation paid by the Company to the independent directors was $173,500. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2014 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available via the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common stock in the open market.

Automatic Dividend Reinvestment and Cash Purchase Plan

The Company’s Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”) allows participating common stockholders to reinvest distributions, including dividends, capital gains and return of capital in additional shares of the Company’s common stock and allows registered holders of the Company’s common stock to make optional cash investments, in accordance with the Plan, on a monthly basis.

If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Plan, all distributions are automatically reinvested for stockholders by the Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

Any single investment pursuant to the cash purchase option under the Plan must be in an amount of at least $100 and may not exceed $5,000 per month unless a request for waiver has been granted. A request for waiver should be directed to the Company at 1-866-362-9331 and the Company has the sole discretion to grant any requested waiver. Optional cash investments may be delivered to the Agent by personal check, by automatic or electronic bank account transfer or by online access at www.computershare.com. The Company reserves the right to reject any purchase order. Stockholders who hold shares in street or other nominee name who want to participate in optional cash investments should contact their broker, bank or other nominee and follow their instructions. There is no obligation to make an optional cash investment at any time, and the amount of such investments may vary from time to time. Optional cash investments must be received by the Agent no later than two

24       Tortoise Energy Infrastructure Corp.

Additional Information (Unaudited) (Continued)

business days prior to the monthly investment date (the “payment date”) for purchase of common shares on the next succeeding purchase date under the Plan. Scheduled optional cash purchases may be cancelled or refunded upon a participant’s written request received by the Agent at least two business days prior to the purchase date. Participants will not be able to instruct the Agent to purchase common shares at a specific time or at a specific price.

If on the distribution payment date or the purchase date for optional cash investments, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash or as a result of optional cash investments. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of distributions or optional cash investments. If a participant elects to have the Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A, P.O. Box 30170, College Station, TX 77842-3170. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

Approval of the Investment Advisory Agreement

In approving the renewal of the Investment Advisory Agreement in November 2014, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Company (“Independent Directors”) requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Investment Advisory Agreement, including information from independent, third-party sources, regarding the factors considered in their evaluation. Before the Independent Directors voted on approval of the Investment Advisory Agreement, the Independent Directors met with independent legal counsel during executive session and discussed the agreement and related information.

Factors Considered

The Independent Directors considered and evaluated all the information provided by the Adviser. The Independent Directors did not identify any single factor as being all-important or controlling, and each Independent Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Independent Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services Provided. The Independent Directors considered information regarding the history, qualification and background of the Adviser and the individuals primarily responsible for the portfolio management of the Company. Additionally, the Independent Directors considered the extent of the resources devoted to research and analysis of the Company’s actual and potential investments, including the research and decision-making processes utilized by the Adviser, as well as risk oversight and the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Company, and meeting regulatory requirements. Further, the Independent Directors considered the adequacy of the number of the Adviser personnel (including the caliber of portfolio managers and research analysts involved, the large and experienced team of investment, accounting, trading, client service and compliance professionals dedicated to the Company), the continued addition of professionals at the Adviser to broaden its coverage efforts, and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy companies, MLP markets and financing (including private financing).

In addition to advisory services, the Independent Directors considered the quality of the administrative and other non-investment advisory services provided to the Company. The Adviser provides the Company with certain services (in addition to any such services provided to the Company by third parties) and officers and other personnel as are necessary for the operations of the Company. In particular, the Adviser provides the Company with the following administrative services including, among others: (i) preparing disclosure documents, such as periodic stockholder reports and the prospectus and the statement of additional information in connection with public offerings; (ii) communicating with analysts to support secondary market analysis of the Company; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; (ix) the responsible handling of the leverage target; and (x) performing other administrative services for the operation of the Company, such as press releases, fact sheets, investor calls, leverage financing, tax reporting, tax management, fulfilling regulatory filing requirements and investor relations services.

The Independent Directors also reviewed information received from the Adviser and the Company’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to the 1940 Act and their applicability to the Company, including the Company’s Code of Ethics.

The Independent Directors concluded that the nature of the Company and the specialized expertise of the Adviser in the niche market of MLPs, as well as the nature, extent and quality of services provided by the Adviser to the Company, made it qualified to serve as the adviser. The Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.

Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed and evaluated information regarding the Company’s performance and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Independent Directors considered the Company’s

2014 Annual Report       25

Additional Information (Unaudited) (Continued)

investment performance for one-year, three-year, five-year and since inception periods against peer funds as well as specialized sector and more general market indices, and senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or sector market indices, as applicable. The Independent Directors noted that for the relevant periods, based on NAV, the Company’s performance has historically outperformed the average for its peers and outperformed, performed in line and underperformed sector market indices depending on the period and the index, and based on market price, the Company has outperformed, performed in line and underperformed the average for its peers depending on the period. The Independent Directors also noted that sector market indices are pre expenses and tax accrual, in contrast to the Company and its peers. The Independent Directors also noted differences across the peer universe in distribution and leverage strategies, including the Company’s focus on sustainable distributions and a more conservative leverage strategy, and took into account that stockholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, long-term philosophy and strategy of the Adviser. The Independent Directors also considered discussions with the Adviser regarding a variety of strategic alternatives for the Company, including the Adviser’s plans to continue aftermarket support and investor communications regarding recent market price performance. Based upon their review, the Independent Directors concluded that the Company’s performance has been reasonable based on the Company’s strategy and compared to other closed-end funds that focus on the MLP sector and that the Company has generated reasonable returns for investors.

The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Independent Directors reviewed the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other more specialized investment advisers to closed-end funds.

The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), and fees charged to separate institutional accounts and other accounts managed by the Adviser. The information provided to the Independent Directors discussed the significant differences in scope of services provided to the Company and to the Adviser’s other clients. The Independent Directors considered the fee comparisons in light of the different services provided in managing these other types of clients. The Independent Directors considered and evaluated the information they received comparing the Company’s contractual annual management fee and overall expenses with a peer group of comparable closed-end funds with similar investment objectives and strategies, including other MLP investment companies determined by the Adviser. Given the specialized universe of managers and funds fitting within the criteria for the peer group as well as a lack of reliable, consistent third party data, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Directors concurred with this approach. The Adviser provided information on the methodology used for determining the peer group.

The Independent Directors concluded that the fees (including the management fee) and expenses that the Company is paying under the Investment Advisory Agreement, as well as the expense ratios of the Company, are reasonable given the quality of services provided under the Investment Advisory Agreement and that such fees and expenses are reasonable compared to the fees charged by advisers to comparable funds.

Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders, taking into account the tiered fee schedule implemented by the Adviser for the Company in connection with the merger of TYY and TYN into the Company in June. The Independent Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Independent Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Independent Directors concluded the Adviser is appropriately sharing any economies of scale through its fee structure and through reinvestment in its business resources to provide stockholders additional content and services.

Collateral Benefits Derived by the Adviser. The Independent Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not directly use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Independent Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company. Although the Adviser may receive research from brokers with whom it places trades on behalf of clients, the Adviser does not have soft dollar arrangements or understandings with such brokers regarding receipt of research in return for commissions.

Conclusions of the Directors

The Independent Directors concluded that no single factor reviewed was determinative as the principal factor in whether to approve the Agreement. The process, as discussed above, describes only the most important factors, but not all of the matters, considered by the Independent Directors. On the basis of such information as the Independent Directors considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after discussion and as assisted by the advice of legal counsel that is independent of the Adviser, the Independent Directors determined that each factor, in the context of all of the other factors they considered, favored approval of the Agreement. The Independent Directors therefore unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed. It was noted that it was the judgment of the Independent Directors that approval of the Investment Advisory Agreement was in the best interests of the Company and its stockholders.

26       Tortoise Energy Infrastructure Corp.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Infrastructure Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

Alexandra Herger
Independent (effective 1/1/15)

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT AND
CASH PURCHASE PLAN AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$4,246	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$430

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$2,208	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$385

				Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$251

(1)	As of 12/31/14

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and its Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance (including preparation of tax returns), tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2014	FYE 11/30/2013
Audit Fees	$179,000	$151,000
Audit-Related Fees	—	—
Tax Fees	$79,000	$66,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$79,000	$66,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal years ended November 30, 2014 and 2013, the Adviser was billed approximately $130,100 and $70,500 in fees, respectively, for tax and other non-audit services provided to the Adviser. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and at November 30, 2014 was comprised of Mr. Conrad S. Ciccotello, Mr. Rand C. Berney and Mr. Charles E. Heath. Effective January 1, 2015, Ms. Alexandra Herger joined the Registrant’s Board of Directors and became a member of the audit committee. As of the date of filing of this report, the Registrant’s audit committee consists of Mr. Ciccotello, Mr. Berney, Mr. Heath and Ms. Herger.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2014.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a portfolio company or can veto the investment committee’s decision to invest in a portfolio company. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Name and Age*	Position(s) Held with Company and Length of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2003	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), and Tortoise Energy Independence Fund, Inc. (“NDP”) since its inception, and of each of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) from its inception until its merger into TYG effective June 23, 2014; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011. CFA designation since 1988.
Terry Matlack (Born 1956)	Chief Executive Officer since 2011; Director since 2012	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director of each of the Company, TYY, TYN, TPZ, and TTO from its inception to September 15, 2009; Director of each of TPZ, NTG, TTP and NDP since November 12, 2012, and of each of TYY and TYN from November 12, 2012 to June 23, 2014; Chief Executive Officer of NTG since 2010, of TPZ since May 2011, of each of TTP and NDP since its inception, and of each of TYY and TYN from May 2011 to June 23, 2014; Chief Financial Officer of each of the Company, TYY, TYN and TPZ from its inception to May 2011, and of TTO from its inception to June 2012. CFA designation since 1985.
Zachary A. Hamel (Born 1965)	President since 2011	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012. President of NTG since 2010, of TPZ since May 2011, of each of TTP and NDP since its inception, and of TYY from May 2011 to June 23, 2014; Senior Vice President of TYY from 2005 to May 2011, of the Company from 2007 to May 2011, of TYN from 2007 to June 23, 2014, of TPZ from its inception to May 2011 and of TTO from 2005 through November 2011. CFA designation since 1998.
Kenneth P. Malvey (Born 1965)	Senior Vice President since 2007; Treasurer since 2005	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012. Treasurer of each of TPZ, NTG, TTP and NDP since its inception, of each of TYY and TYN from 2005 to June 23, 2014, and of TTO from 2005 through November 2011; Senior Vice President of TYN from 2007 to June 23, 2014, of TYY from 2005 to June 23, 2014, of each of TPZ, NTG, TTP and NDP since its inception, and of TTO from 2005 through November 2011. CFA designation since 1996.
David J. Schulte (Born 1961)	Senior Vice President since 2011	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; President and Chief Executive Officer of each of the Company, TYY and TPZ from its inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO (now CorEnergy Infrastructure Trust, Inc. (“CORR”)) since 2005 and President of TTO from 2005 to April 2007 and since June 2012; Senior Vice President of NTG since 2010, of TPZ since May 2011, of each of TTP and NDP since its inception, and of each of TYY and TYN from May 2011 to June 23, 2014. CFA designation since 1992.

*The address of each member of the investment committee is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The Adviser also serves as the investment adviser to TPZ, NTG, TTP and NDP.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2014:

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
H. Kevin Birzer
Registered investment companies	10	$6,321,921,430	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—
Zachary A. Hamel
Registered investment companies	10	$6,321,921,430	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—
Kenneth P. Malvey
Registered investment companies	10	$6,321,921,430	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—
Terry Matlack
Registered investment companies	10	$6,321,921,430	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—
David J. Schulte
Registered investment companies	10	$6,321,921,430	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. In addition, conflicts of interest may arise from the fact that a related person of the Adviser has an interest in a limited liability company client, similar to a general partner interest in a partnership, for which the Adviser also serves as manager. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. The Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it. When possible, the Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, the Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. The Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for four other publicly traded management investment companies, all of which invest in the energy sector.

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Registrant and relevant accounts under management in the context of any particular investment opportunity, the Registrant’s investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the Registrant’s fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the Registrant’s future performance and the future performance of the other accounts of the Adviser may vary.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the Investment Company Act of 1940.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. As such, the Registrant will not co-invest with its affiliates in negotiated private placement transactions. The Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte have entered into services agreements with the Adviser that have a one-year initial term, as well as one-year automatic renewals under normal circumstances. Under these services agreements, they receive a base guaranteed payment for the services they provide. They are also eligible for an annual cash bonus based on, among other things, the services they provide, the Adviser’s pre-tax earnings and the satisfaction of certain other conditions, including compliance by the Adviser with certain contractual covenants and compliance by each of the closed-end funds managed by the Adviser (including Registrant) with applicable rules and regulations. The Adviser’s earnings are based in part on the value of assets held in the Registrant’s portfolio, as the Adviser’s fee to the Registrant is a percentage of the average monthly managed assets of the Registrant. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in Tortoise Holdings, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2014:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	Over $1,000,000
Zachary A. Hamel	$100,001-$500,000
Kenneth P. Malvey	$500,001-$1,000,000
Terry Matlack	Over $1,000,000
David J. Schulte	$100,001-$500,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 6/1/14-6/30/14	0	0	0	0
Month #2 7/1/14-7/31/14	2,063(1)	50.95	0	0
Month #3 8/1/14-8/31/14	0	0	0	0
Month #4 9/1/14-9/30/14	0	0	0	0
Month #5 10/1/14-10/31/14	0	0	0	0
Month #6 11/1/14-11/30/14	0	0	0	0
Total	0	0	0	0

(1)Redemption of 2,063 common shares from fractional shares issued during mergers of Tortoise Energy Capital Corp. and Tortoise North American Energy Corp. with and into the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Infrastructure Corporation

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date January 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date January 21, 2015

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date January 21, 2015